UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2012

iCAD, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9341	02-0377419
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, New Hampshire 03062

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (603) 882-5200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 27, 2012 iCAD, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ending December 31, 2011. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 referenced below is being furnished pursuant to Item 2.02, is not to be considered filed under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of iCAD, Inc., dated February 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, INC. (Registrant)

By:	/s/ Kevin Burns
Kevin Burns
Executive Vice President of Finance, Chief Financial Officer

Date: February 29, 2012

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press Release of iCAD, Inc. dated February 27, 2012.